PROVIDENT INVESTMENT COUNSEL
                                                         ------------------
                                                              PINNACLE
                                                               MID CAP
                                                                 FUND
                                                         ------------------


Prospectus

March 2, 1998
As Supplemented
September 30, 1998

Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Provident Investment Counsel Pinnacle Mid Cap Fund (the "Fund") invests and the services available to shareholders.

To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial reports, including portfolio listing, or a copy of the Statement of Additional Information (SAI). The SAI is dated March 2, 1998, as supplemented September 30, 1998, may be supplemented from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call (800) 618-7643. The SEC maintains an internet site
(http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

The Fund, unlike many other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its assets in the PIC Mid Cap Portfolio (the "Portfolio"). Investors should carefully consider this investment approach. For additional information, see "Structure of the Fund and the Portfolio" in this prospectus and "Investment Objective and Policies" in the SAI.

Like all mutual funds, these securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Key Facts                   3    The Fund at a Glance

                            3    Who May Want to Invest

                            3    Expenses

                            6    Structure of the Fund and
                                 the Portfolio

                            7    Financial Highlights

The Fund in Detail          8    Charter How the Fund is organized.

                            9    Information About the Fund's
                                 Investments The Fund's overall
                                 approach to investing.

                            9    Securities and Investment Practices
                                 More information about how the
                                 Fund invests.

                            11   Breakdown of Expenses How
                                 operating costs are calculated and what they include.

                            12   Performance How Sales Charges are
                                 Calculated

                            12   Sales Charge Waivers

                            13   Sales Charge Reductions

Your Account                14   Ways to Set Up Your Account

                            15   How to Buy Shares

                            16   How to Sell Shares

                            18   Investor Services Services to help you
                                 manage your account.

                            18   Transaction Services

                            18   Exchange Privilege

Shareholder Account         19   Dividends, Capital Gains and
Policies                         Taxes

                            20   Transaction Details Share price
                                 calculations and the timing of
                                 purchases and redemptions.

General Information         22


Prospectus                              2

Key Facts

The Fund at a Glance

Management:   Provident   Investment  Counsel  ("PIC"),   located  in  Pasadena,
California since 1951, is the Fund's Advisor. At December 31, 1997, total assets under PIC's management were over $20 billion.

Pinnacle Mid Cap Fund

Goal: Long term growth of capital.

Strategy: Invests, through the Portfolio, mainly in equity securities of companies with medium market capitalization.

Who May Want to Invest

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Fund is designed for those who want to focus on medium capitalization stocks in search of above average returns.

A company's market capitalization is the total market value of its outstanding common stock. A medium capitalization company is one with $500 million to $5 billion in market capitalization. The securities of medium capitalization companies may be more volatile than those of larger companies. Over time, however, medium capitalization stocks have shown greater growth potential than those of larger capitalization companies.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan. There is no assurance that the Fund will meet its objective.

Expenses

Shareholder transaction expenses
are charges you pay when you buy, sell or hold shares in the Fund:

Maximum sales charge                                  5.75%
Maximum sales charge on reinvested dividends          None
Deferred sales charge                                 None
Redemption fee                                        None(1)
Exchange fee                                         $5.00

Annual operating expenses are paid out of the Fund's and Portfolio's assets. The Fund indirectly pay an investment advisory fee, and also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

                                       3                              Prospectus

On September 3, 1998, the Board of Trustees of PIC Investment Trust (the "Trust") approved the addition of a front-end sales charge to the Fund. The Board of Trustees also approved the implementation of a Shareholder Services Plan (the "Services Plan") under which PIC will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund will pay PIC a monthly fee at an annual rate of up to 0.15% of the Fund's average net assets. PIC will pay certain banks, trust companies, broker-dealers, and other financial intermediaries (each a "Participating Organization") out of the fees PIC receives from the Fund under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund shares owned by its customers. On September 30, 1998, shareholders of the Fund approved the adoption of a distribution plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act"). Under the Plan, the Fund may pay an amount up to 0.25% of its annual average net assets in shareholder servicing fees to financial services firms that sell shares of the Fund. For additional information, see "Distribution Plan" in the SAI.

The Fund's new fee structure, including the Services Plan fee, is made up of the following components, each based on average annual net assets.

The following are expenses expected to be incurred by the Fund and are calculated as a percentage of average net assets.

Management fee (paid by the Portfolio)                   0.70%
Other expenses of the Portfolio,
    after reimbursement by PIC                           0.20%
                                                         ----
Total operating expenses of the Portfolio                0.90%
Administrative fee paid by the Fund to PIC(2)            0.00%
Shareholder Services Plan fee(2)                         0.15%
12b-1 fee                                                0.25%
Other expenses of the Fund, after
    reimbursement by PIC                                 0.09%
                                                         ----
Total Fund operating expenses                            1.39%

(1) Shareholders who buy $1 million in shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.
(2) PIC has agreed to reimburse the Fund and the Portfolio for investment advisory fees and other expenses so that the Fund's ratio of total operating expenses to average net assets will not exceed 1.39%. Without this reimbursement, total fund operating expenses are estimated to be 1.75% of average net assets. PIC retains the ability to be repaid by the Fund if expenses subsequently fall below the specified limit within the next three years.

Prospectus                              4

Example: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

After 1 year                  $71
After 3 years                 $99

This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The table above summarizes the expenses of both the Portfolio and the Fund. The Trustees expect that the combined per share expenses of the Fund and the Portfolio will be equal to, or may be less than, the expenses that would be incurred by the Fund if it retained an investment manager and invested directly in the types of securities held by the Portfolio.

                                        5                             Prospectus

Structure of the Fund and the Portfolio

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling (800) 618-7643.

The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Fund in Detail," "Information about the Fund's Investments" and "Securities and Investment Practices."

Prospectus                              6

Financial Highlights

The table that follows is included in the Fund's Semi-Annual Report, which has not been audited. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's SAI.

                                                            Dec. 31, 1997*
                                                                through
                                                            April 30, 1998

 Net asset value, beginning of period                       $  10.00

 Income from investment operations:
  Net investment loss                                          (0.01)
  Net realized and unrealized gain on investments               1.96

 Total from investment operations                               1.95

 Net asset value, end of period                             $  11.95

 Total return                                                  19.50+++
-----------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (millions)                       $    4.6

 Ratios to average net assets:+**
 Expenses after exp. reimbursements                             0.99%

 Expenses before exp. reimbursements                            6.32%
 Net investment loss after exp. reimbursements                 -0.38%

 Portfolio turnover rate++                                     55.12%
 Average commission rate paid by Portfolio                  $ 0.0327*

*   Commencement of operations
+   Annualized.
** Includes the Fund's share of expenses allocated from PIC Mid Cap Portfolio. ++ Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.
+++ Not annualized


                                       7                              Prospectus

The Fund in Detail

Charter

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is a diversified series of the Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

The Fund and the Portfolio are each governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund and the Portfolio, review contractual arrangements with companies that provide services to the Fund and the Portfolio, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC is the advisor to the Portfolio. Its address is 300 North Lake Avenue, Pasadena, CA 91101. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the Fund, they may be worth more or less than what you paid for them. PIC normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves

Prospectus                              8
the right to invest without limitation in short term instruments for temporary, defensive purposes.

PIC may use broker-dealers that sell shares of the Fund to carry out transactions for the Portfolio, provided that the Portfolio receives brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly-owned subsidiary of United Asset Management Corporation (UAM), a publicly-owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

Information About the Fund's Investments

Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of, and techniques employed by, the Portfolio.

The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in equity securities of companies with medium market capitalizations.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

Medium market capitalization companies are those whose market capitalization falls within the range of $500 million to $5 billion at the time of the Portfolio's investment. Companies whose capitalization falls outside this range after purchase continue to be considered medium capitalization for the purposes of the Portfolio's investment policy. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

Securities and Investment Practices The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, and strategies PIC may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

                                        9                             Prospectus

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals. Current holdings and recent investment strategies are described in the Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

Equity Securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include warrants and bonds, debentures and preferred stocks which can be converted into common stocks.

Restriction: With respect to 75% of total assets, the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

Short Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: The Portfolio will only purchase short term investments which are "high quality." High quality means the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

Repurchase Agreement. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Exposure to Foreign Markets. The Portfolio may invest in foreign securities.

Restriction: The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depository Receipts which are listed on a national securities exchange or included in the NASDAQ system.

Futures. The Portfolio has the right to use futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. The Fund will advise shareholders before any investment in futures commences. See the SAI for details.

Risk Factors. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All

Prospectus                             10
of these factors can make foreign investments, especially those in developing countries, more volatile.

Futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

Fundamental Investment Policies and Restrictions

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Fund's investment objective is a fundamental investment policy. The Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio may not invest more than 25% of its total assets in any one industry.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays an investment advisory fee to PIC each month for managing its investments at the annual rate of 0.70% of its average net assets.

While the investment advisory fee is a significant component of the Portfolio's (and thus the Fund's) annual operating costs, the Fund also pays other expenses. The Fund pays shareholder servicing fees to financial services firms that sell shares of the Fund, and these firms typically pass along a portion of these fees to your financial representative for helping you with your investment in the Fund. The maximum amount that the Fund may pay is 0.25% of its annual average net assets (12b-1 fees). For additional information, see "Distribution Plan" in the SAI. The Fund pays PIC a monthly fee at an annual rate of 0.15% of its average net assets for providing, or arranging for others to provide, certain specified shareholder services (shareholder services fees). For additional information, see "Shareholder Services Plan" in the SAI. The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation (the "Administrator") for managing some of their business affairs. The Portfolio pays an administration fee at the annual rate of 0.10% of its average net assets subject to an annual minimum of $45,000, and the Fund pays an annual administration fee of $15,000. The Fund and the Portfolio also pay other expenses, such as legal, auditing, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses if they exceed 1.39% of the Fund's average net assets. This reimbursement arrangement, which may be terminated at any time without notice, will

                                       11                             Prospectus
decrease the Fund's expenses and boost its performance. PIC retains the ability to be repaid by the Fund if expenses subsequently fall below the specified limit within the next three years.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

How Sales Charges are Calculated

Sales charges are as follows:

                              As a           As a             Dealer
                              % of           % of           Commission
                            offering         your           as a % of
Your investment              price        investment      offering price

Up to $49,999                5.75%          6.10%              5.00%
$50,000-$99,999              4.50%          4.71%              3.75%
$100,000-$249,999            3.50%          3.63%              2.75%
$250,000-$499,999            2.50%          2.56%              2.00%
$500,000-$999,999            2.00%          2.04%              1.60%
$1,000,000 and over           None           None              1.00%


Investments of $1 million or more have no sales charge. The Distributor pays a commission of 1% to financial institutions that initiate purchases of $1 million or more.

Sales Charge Waivers

Shares of the Fund may be sold at net asset value (free of any sales charge) to:
(1) current shareholders of the Fund as of September 30, 1998; (2) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (3) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (4) investors who exchange their shares from an unaffiliated investment company which has a sales charge, so long as shares are purchased within 60 days of the redemption; (5) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees; (6) investment advisers and financial planners

Prospectus                             12
who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (7) employee-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan; (8) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Fund; and (9) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor.

Sales Charge Reductions

There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in sales charge schedule. These can be combined in any manner.

Accumulation Privilege -- lets you add the value of shares of any of the Provident Investment Counsel Pinnacle Funds ("Pinnacle Funds") you and your family already own to the amount of your next investment in the Fund for purposes of calculating the sales charge.

Letter of Intent -- lets you purchase shares of the Fund and any Pinnacle Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

Combination Privilege -- lets you combine shares of multiple Pinnacle Funds for purposes of reducing the sales charge on the purchase of Fund shares.

For more  information,  contact your  financial  representative  or the Pinnacle
Funds.

                                       13                             Prospectus

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

--------------------------------------------------------------------------------
Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b)  Custodial  Accounts  are  available  to  employees  of most tax-exempt
  institutions,    including    schools,    hospitals   and   other   charitable
  organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
--------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA)

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
--------------------------------------------------------------------------------
Trust

For money being invested by a trust

The trust must be established before an account can be opened.
--------------------------------------------------------------------------------
Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.


Prospectus                             14

How to Buy Shares

Once each business day, the Fund calculates its share price: The share price is the Fund's net asset value (NAV) plus the sales charge. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

Provident Financial Processing Corp. (PFPC) is the Fund's Transfer Agent; its address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and its mailing address is P.O. Box 8943, Wilmington, DE 19899.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

Minimum Investments

To Open an Account                                   $2,000

For retirement accounts                                $500

For automatic investment plans                         $250

To Add to an Account                                   $250

For retirement plans                                   $250

Through automatic investment plans                     $100

Minimum Balance                                      $1,000

For retirement accounts                                $500

For Information:                             (800) 618-7643

To Invest

By Mail:
            Provident Investment Counsel Pinnacle Funds
            c/o PFPC Inc.
            P.O. Box 8943
            Wilmington, DE 19899

By Overnight Delivery:
            Provident Investment Counsel
            Pinnacle Funds
            c/o PFPC Inc.
            400 Bellevue Parkway
            Wilmington, DE 19809

By Telephone:
             Call (800) 618-7643 and then wire federal funds to:
             PNC Bank Philadelphia, PA
             ABA# 031-0000-53
             DDA# 86-0172-6604
             For Credit to Provident Investment Counsel Pinnacle Mid Cap Fund Shareholder Name
             Shareholder Account Name

                                       15                             Prospectus

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

* You wish to redeem more than $100,000 worth of shares,

* Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

* The check is being made payable to someone other than the account owner. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

* Your name,

* Your Fund account number,

* The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed in the table at right.

* Unless otherwise instructed, PIC will send a check to the record address. Mail your letter to:

    Provident Investment Counsel
    Pinnacle Funds
    c/o PFPC Inc.
    P.O. Box 8943
    Wilmington, DE 19899

Prospectus                             16

How to Sell Shares:

                 Account Type             Special Requirements

Phone            All account types       * Your  telephone call must be received
(800) 618-7643   except retirement         by 4 p.m. Eastern time to be redeemed
                                           on that day.
--------------------------------------------------------------------------------
Mail or in       Individual, Joint       * The  letter of  instructions  must be
Person           Tenant, Sole Propri-      signed  by all  persons  required  to
                 etorship, UGMA, UTMA      sign  for  transactions,  exactly  as
                                           their names appear on the account.

                 Retirement Account      * The account  owner should  complete a
                                           retirement  distribution  form.  Call
                                           (800) 618-7643 to request one.

                Trust                    * The  trustee  must  sign  the  letter
                                           indicating  capacity as  trustee.  If
                                           the  trustee's  name  is  not  in the
                                           account registration,  provide a copy
                                           of  the  trust   document   certified
                                           within the last 60 days.

                 Business or             * At least  one  person  authorized  by
                 Organization              corporate  resolutions  to act on the
                                           account must sign the letter.

                                         * Include a corporate  resolution  with
                                           corporate   seal   or   a   signature
                                           guarantee.

                 Executor,               * Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator, Guardian
--------------------------------------------------------------------------------
Wire             All account types       * You must sign up for the wire feature
                 except retirement         before using it. To verify that it is
                                           in  place,   call   (800)   618-7643.
                                           Minimum wire: $5,000.

                                         * Your wire redemption  request must be
                                           received  by the  Fund  before 4 p.m.
                                           Eastern  time  for  money to be wired
                                           the next business day.

                                       17                             Prospectus

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

* Financial reports (every six months)

Transaction Services

Regular investment plans. One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically and conveniently. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day.

Exchange Privilege. You may sell your Fund shares and buy shares of other Pinnacle Funds by telephone or in writing.

Exchange Restrictions. You should note the following:

* The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

* Before exchanging into a Fund, read its prospectus.

* Exchanges may have tax consequences for you.

* Exchanges into the Fund and other Pinnacle Funds are limited to five per calendar year.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Prospectus                             18

Shareholder Account Policies

Dividends, Capital Gains, and Taxes

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year. The Fund pays dividends, normally, in December. Capital gains are also normally distributed in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

                   +    Understanding
                        Distributions

      As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as distributions.

      The Fund earns dividends from stocks and interest from short term investments held by the Portfolio. These are passed along as dividend distributions. The Fund realizes capital gains whenever the Portfolio sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

                                       19                             Prospectus

Taxes on transactions. Your redemptions--including exchanges to other Pinnacle Funds--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

Transaction Details

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. PIC calculates the Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

The Fund's NAV plus the sales charge is the value of a single share. The NAV is computed by adding the value of the Fund's share of investments held by the Portfolio, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is the redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

Prospectus                              20

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 18. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted plus the sales charge. Note the following:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

* PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* The Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

                                       21                             Prospectus

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer, PIC will give you 30 days prior notice of its intention to close your account.

General Information

The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have

Prospectus                             22
no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, HERE IT ISno pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

Year 2000 Risk. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund's investment advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Fund's other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund.

                                       23                             Prospectus